Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2005

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Massa B. Cressall
Assistant VP, Strategy and Planning
Phone: (441) 278-0988
Fax: (441) 278-0493
email: mcressall@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

ENDURANCE SPECIALTY HOLDINGS LTD.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2004 and our Current Report on Form 8-K dated October 3, 2005.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2005, December 31, 2004 and December 31, 2003, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

ORGANIZATION CHART

Endurance Specialty Holdings Ltd.

Chairman, President and Chief Executive Officer - Kenneth LeStrange

Chief Financial Officer - Michael McGuire     Chief Actuary and Chief Risk Officer - Michael Angelina

General Counsel - John Del Col     Chief Operating Officer - Steven Carlsen

Chief Underwriting Officer - David Cash

Corporation of America

(Principal Operation - New York)

President -

William Jewett

Endurance Reinsurance

Endurance Specialty

Insurance Ltd.

(Principal Operation - Bermuda)

President -

Daniel Izard

Endurance

Services Limited

(Principal Operation - New York)

President -

John O'Connor

Endurance Worldwide

Insurance Limited

(Principal Operation - London)

Chief Executive Officer -

Mark Boucher

Endurance U.S. Insurance

Operations

President -

Michael Fujii

ii

ENDURANCE SPECIALTY HOLDINGS LTD.

CORPORATE ORGANIZATION CHART

Endurance U.S.

Holdings Corp.

(U.S.)

Endurance

Services Limited

(U.K.)

Endurance Specialty Holdings Ltd.

(Bermuda)

Endurance

Worldwide

Holdings Limited

(U.K.)

Endurance

Worldwide

Insurance Limited

(U.K.)

Endurance

Specialty

Insurance Ltd.

(Bermuda)

Endurance U.S.

Specialty

Services

Corporation

(U.S.)

Endurance

Reinsurance

Corporation of

America

(U.S.)

Traders and

Pacific

Insurance

Company

(U.S.)

Endurance Elite

Assurance

Company Ltd.

(Bermuda)

Endurance

Specialty Insurance

Marketing Corp. of

California

(U.S.)

Endurance

Specialty

Insurance

Marketing Corp. of

Illinois

(U.S.)

Endurance

Specialty

Insurance

Marketing Corp. of

Massachusetts

(U.S.)

iii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DECEMBER 31,			YEAR ENDED DECEMBER 31,

		2005		2004	2005		2004

HIGHLIGHTS	Net (loss) income	($49,771)		$113,108	($220,484)		$355,584
	Net (loss) income available to common shareholders	(52,491)		113,108	(223,204)		355,584
	Operating (loss) income available to common shareholders [a]	(47,701)		108,437	(211,041)		348,443
	Gross premiums written	192,632		272,200	1,668,877		1,711,357
	Net premiums earned	407,009		411,300	1,723,694		1,632,600
	Total assets	6,352,537		5,225,838	6,352,537		5,225,838
	Total shareholders’ equity	1,872,543		1,862,455	1,872,543		1,862,455

PER SHARE AND SHARES DATA	Basic earnings per share
	Net (loss) income (as reported)	($0.80)		$1.83	($3.60)		$5.66
	Operating (loss) income (as reported) [a]	($0.72)		$1.76	($3.40)		$5.55
	Diluted earnings per share
	Net (loss) income (as reported)	($0.80)		$1.71	($3.60)		$5.28
	Operating (loss) income (as reported) [a]	($0.72)		$1.64	($3.40)		$5.18

As Reported	Weighted average common shares outstanding	65,952		61,684	62,029		62,781
	Weighted average common shares outstanding and dilutive potential common shares	65,952		66,086	62,029		67,283

Book Value Per	Book value per common share [b]	$25.18		$30.30	$25.18		$30.30
Common Share	Diluted book value per common share (treasury stock method) [b]	$23.17		$27.91	$23.17		$27.91

FINANCIAL RATIOS	Return on av. equity (ROAE) per common share, net (loss) income [c]	(3.2	) %	6.2%	(12.6	) %	20.3%
	ROAE, operating (loss) income per common share [a] [c]	(3.0	) %	6.0%	(11.9	) %	19.9%
	Return on beg. equity (ROBE), net (loss) income per common share	(3.4	) %	6.4%	(12.0	) %	21.6%
	ROBE, operating (loss) income per common share [a]	(3.1	) %	6.1%	(11.3	) %	21.2%

	Annualized investment yield	4.5%		4.1%	4.0%		3.7%

	Loss ratio	94.9%		53.0%	95.8%		57.4%

GAAP	Acquisition expense ratio	19.3%		19.6%	19.1%		20.2%
	General and administrative expense ratio	7.8%		9.0%	8.6%		8.2%

	Combined ratio	122.0%		81.6%	123.5%		85.8%

STAT	Acquisition expense ratio	20.1%		21.4%	18.3%		20.1%
	General and administrative expense ratio	18.0%		13.6%	9.1%		7.9%

	Combined ratio	133.0%		88.0%	123.2%		85.4%

		Previous Quarter Change		Previous Year to Date Change

HIGHLIGHTS	Net (loss) income	(144.0	) %	(162.0	) %
	Net (loss) income available to common shareholders	(146.4	) %	(162.8	) %
	Operating (loss) income available to common shareholders [a]	(144.0	) %	(160.6	) %
	Gross premiums written	(29.2	) %	(2.5	) %
	Net premiums earned	(1.0	) %	5.6%
	Total assets	21.6%		21.6%
	Total shareholders’ equity	0.5%		0.5%

PER SHARE AND SHARES DATA	Basic earnings per share
	Net (loss) income (as reported)	(143.4	) %	(163.5	) %
	Operating (loss) income (as reported) [a]	(141.1	) %	(161.3	) %
	Diluted earnings per share
	Net (loss) income (as reported)	(146.5	) %	(168.1	) %
	Operating (loss) income (as reported) [a]	(144.1	) %	(165.7	) %

As Reported	Weighted average common shares outstanding	6.9%		(1.2	) %
	Weighted average common shares outstanding and dilutive potential common shares	(0.2	) %	(7.8	) %

Book Value Per	Book value per common share [b]	(16.9	) %	(16.9	) %
Common Share	Diluted book value per common share (treasury stock method) [b]	(17.0	) %	(17.0	) %

FINANCIAL RATIOS	Return on av. equity (ROAE) per common share, net (loss) income [c]	(9.5	) %	(32.9	) %
	ROAE, operating (loss) income per common share [a] [c]	(8.9	) %	(31.8	) %
	Return on beg. equity (ROBE), net (loss) income per common share	(9.8	) %	(33.6	) %
	ROBE, operating (loss) income per common share [a]	(9.2	) %	(32.5	) %

	Annualized investment yield	0.5%		0.3%

	Loss ratio	41.9%		38.4%

GAAP	Acquisition expense ratio	(0.3	) %	(1.1	) %
	General and administrative expense ratio	(1.2	) %	0.4%

	Combined ratio	40.4%		37.7%

STAT	Acquisition expense ratio	(1.3	) %	(1.8	) %
	General and administrative expense ratio	4.4%		1.2%

	Combined ratio	45.0%		37.8%

[a]

Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 16 for a reconciliation to net (loss) income.

[b]	For detailed calculations please refer to page 18.

[c]

Average equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

1

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME

	QUARTER ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,

	2005	2004	2005	2004

UNDERWRITING REVENUES
Gross premiums written	$192,632	$272,200	$1,668,877	$1,711,357
Premiums ceded	(15,695)	(486)	(49,528)	(14,337)

Net premiums written	176,937	271,714	1,619,349	1,697,020
Change in unearned premiums	230,072	139,586	104,345	(64,420)

Net premiums earned	$407,009	$411,300	$1,723,694	$1,632,600

UNDERWRITING EXPENSES
Losses and loss expenses	$386,360	$217,858	$1,650,943	$937,330
Acquisition expenses	78,488	80,452	329,692	329,784
General and administrative expenses	31,862	36,888	148,036	133,725
Other underwriting expenses	6,294	—	5,342	—

Total underwriting expenses	503,004	335,198	2,134,013	1,400,839

Underwriting (loss) income	($95,995)	$76,102	($410,319)	$231,761

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$51,774	$37,462	$180,975	$122,059
Interest expense	(7,321)	(4,526)	(24,210)	(9,959)
Amortization of intangibles	(1,158)	(1,220)	(4,694)	(3,990)

Total other operating revenue/expenses	$43,295	$31,716	$152,071	$108,110

(LOSS) INCOME BEFORE OTHER ITEMS	(52,700)	107,818	(258,248)	339,871
OTHER
Net foreign exchange (losses) gains	($2,786)	$2,735	($5,140)	($214)
Net realized (losses) gains on investments	(3,310)	754	(8,244)	6,130
Income tax benefit	9,025	1,801	51,148	9,797

NET (LOSS) INCOME	($49,771)	$113,108	($220,484)	$355,584

Preferred dividends	(2,720)	—	(2,720)	—

NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	($52,491)	$113,108	($223,204)	$355,584

KEY RATIOS/PER SHARE DATA

Loss ratio	94.9%	53.0%	95.8%	57.4%
Acquisition expense ratio	19.3%	19.6%	19.1%	20.2%
General and administrative expense ratio	7.8%	9.0%	8.6%	8.2%

Combined ratio	122.0%	81.6%	123.5%	85.8%

Weighted average basic shares outstanding	65,952	61,684	62,029	62,781
Weighted average dilutive shares outstanding	65,952	66,086	62,029	67,283

Basic EPS	($0.80)	$1.83	($3.60)	$5.66
Diluted EPS	($0.80)	$1.71	($3.60)	$5.28

ROAE [a]	(3.2)%	6.2%	(12.6)%	20.3%

[a]

Average equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

2

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2005	DEC. 31, 2004

ASSETS
Cash and cash equivalents	$468,015	$271,143
Fixed maturity investments available for sale, at fair value	4,323,339	3,578,174
Investments in other ventures, under equity method	161,883	91,036
Premiums receivable, net	575,109	545,352
Deferred acquisition costs	166,720	195,419
Securities lending collateral	408,663	407,527
Prepaid reinsurance premiums	27,132	5,248
Losses recoverable	17,248	12,203
Accrued investment income	33,734	28,378
Intangible assets	65,633	47,107
Deferred tax assets	69,360	16,378
Other assets	35,701	27,873

TOTAL ASSETS	$6,352,537	$5,225,838

LIABILITIES
Reserve for losses and loss expenses	$2,603,590	$1,549,661
Reserve for unearned premiums	803,629	897,605
Deposit liabilities	92,523	—
Reinsurance balances payable	85,281	70,507
Securities lending payable	408,663	407,527
Debt	447,092	391,280
Other liabilities	39,216	46,803

TOTAL LIABILITIES	$4,479,994	$3,363,383

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative - 8,000 issued and outstanding (2004 - nil)	$8,000	—
Common shares
66,139 issued and outstanding (2004 - 61,255)	66,139	61,255
Additional paid-in capital	1,453,722	1,111,633
Accumulated other comprehensive income	(19,672)	39,473
Retained earnings	364,354	650,094

TOTAL SHAREHOLDERS’ EQUITY	$1,872,543	$1,862,455

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,352,537	$5,225,838

Book value per common share	$25.18	$30.30
Diluted book value per common share (treasury stock method)	$23.17	$27.91

RATIOS
Debt to total capitalization	19.3%	17.4%

3

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE YEAR ENDED DECEMBER 31, 2005

Gross Premiums Written = $1,812 million [a]

[a]

Prior to deposit accounting adjustments.

Source of Business

Casualty

46%

Property

48%

Other Specialty

6%

Type of Business

Insurance

26%

Reinsurance

74%

Broker Distribution

Benfield

9%

Other

26%

Aon

24%

Marsh

27%

Willis

14%

4

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED DECEMBER 31, 2005

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk

UNDERWRITING REVENUES
Gross premiums written	$20,626	$18,169	$51,588	$25,694	$72,679

Net premiums written	$20,622	$18,168	$51,367	$16,068	$66,417

Net premiums earned	$91,411	$60,390	$113,830	$25,201	$69,828

UNDERWRITING EXPENSES
Losses and loss expenses	$91,697	$131,679	$49,216	$17,437	$33,772
Acquisition expenses	28,362	7,852	33,633	2,002	3,522
General and administrative expenses	4,984	4,214	7,567	2,826	7,554
Other underwriting expenses	—	—	—	—	—

Total expenses	125,043	143,745	90,416	22,265	44,848

UNDERWRITING (LOSS) INCOME	($33,632)	($83,355)	$23,414	$2,936	$24,980

GAAP RATIOS
Loss ratio	100.3%	218.0%	43.2%	69.2%	48.4%
Acquisition expense ratio	31.0%	13.0%	29.5%	7.9%	5.0%
General and administrative expense ratio	5.5%	7.0%	6.6%	11.2%	10.8%

Combined ratio	136.8%	238.0%	79.3%	88.3%	64.2%

STATUTORY RATIOS
Loss ratio	100.3%	218.0%	43.2%	69.2%	48.4%
Acquisition expense ratio	53.9%	13.0%	33.5%	3.8%	5.3%
General and administrative expense ratio	24.2%	23.2%	14.7%	17.6%	11.4%

Combined ratio	178.4%	254.2%	91.4%	90.6%	65.1%

	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$25,032	$213,788	($21,156)	$192,632

Net premiums written	$25,451	$198,093	($21,156)	$176,937

Net premiums earned	$80,784	$441,444	($34,435)	$407,009

UNDERWRITING EXPENSES
Losses and loss expenses	$96,128	$419,929	($33,569)	$386,360
Acquisition expenses	12,322	87,693	(9,205)	78,488
General and administrative expenses	4,717	31,862	—	31,862
Other underwriting expenses	—	—	6,294	6,294

Total expenses	113,167	539,484	(36,480)	503,004

UNDERWRITING (LOSS) INCOME	($32,383)	($98,040)	$2,045	($95,995)

GAAP RATIOS
Loss ratio	119.0%	95.1%	97.5%	94.9%
Acquisition expense ratio	15.3%	19.9%	26.7%	19.3%
General and administrative expense ratio	5.8%	7.2%	—	7.8%

Combined ratio	140.1%	122.2%	124.2%	122.0%

STATUTORY RATIOS
Loss ratio	119.0%	95.1%	97.5%	94.9%
Acquisition expense ratio	11.1%	19.0%	9.5%	20.1%
General and administrative expense ratio	18.5%	16.1%	—	18.0%

Combined ratio	148.6%	130.2%	107.0%	133.0%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

5

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE YEAR ENDED DECEMBER 31, 2005

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk

UNDERWRITING REVENUES
Gross premiums written	$361,859	$250,469	$436,027	$112,736	$308,695

Net premiums written	$360,517	$246,604	$430,727	$91,774	$295,878

Net premiums earned	$425,035	$252,828	$445,324	$103,710	$260,464

UNDERWRITING EXPENSES
Losses and loss expenses	$442,084	$321,507	$267,454	$185,075	$158,501
Acquisition expenses	120,278	30,681	119,389	11,114	14,752
General and administrative expenses	28,213	21,109	34,733	11,699	25,905
Other underwriting expenses	—	—	—	—	—

Total expenses	590,575	373,297	421,576	207,888	199,158

UNDERWRITING (LOSS) INCOME	($165,540)	($120,469)	23,748	($104,178)	$61,306

GAAP RATIOS
Loss ratio	104.0%	127.2%	60.1%	178.5%	60.9%
Acquisition expense ratio	28.3%	12.1%	26.8%	10.7%	5.7%
General and administrative expense ratio	6.6%	8.3%	7.8%	11.3%	9.9%

Combined ratio	138.9%	147.6%	94.7%	200.5%	76.5%

STATUTORY RATIOS
Loss ratio	104.0%	127.2%	60.1%	178.5%	60.9%
Acquisition expense ratio	28.1%	12.2%	27.0%	8.0%	4.8%
General and administrative expense ratio	7.8%	8.6%	8.1%	12.7%	8.8%

Combined ratio	139.9%	148.0%	95.2%	199.2%	74.5%

	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$342,382	$1,812,168	$(143,291)	$1,668,877

Net premiums written	$337,140	$1,762,640	$(143,291)	$1,619,349

Net premiums earned	$316,081	$1,803,442	$(79,748)	$1,723,694

UNDERWRITING EXPENSES
Losses and loss expenses	$337,240	$1,711,861	$(60,918)	$1,650,943
Acquisition expenses	56,888	353,102	(23,410)	329,692
General and administrative expenses	26,377	148,036	—	148,036
Other underwriting expenses	—	—	5,342	5,342

Total expenses	420,505	2,212,999	(78,986)	2,134,013

UNDERWRITING (LOSS) INCOME	($104,424)	($409,557)	($762)	($410,319)

GAAP RATIOS
Loss ratio	106.7%	94.9%	76.4%	95.8%
Acquisition expense ratio	18.0%	19.6%	29.4%	19.1%
General and administrative expense ratio	8.3%	8.2%	—	8.6%

Combined ratio	133.0%	122.7%	105.8%	123.5%

STATUTORY RATIOS
Loss ratio	106.7%	94.9%	76.4%	95.8%
Acquisition expense ratio	20.3%	19.2%	28.8%	18.3%
General and administrative expense ratio	7.8%	8.4%	—	9.1%

Combined ratio	134.8%	122.5%	105.2%	123.2%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

6

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED DECEMBER 31, 2005

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$13,362	$18,169	$37,272	$25,694	$72,679	$25,456	$192,632

Net premiums written	$13,357	$18,169	$37,051	$16,068	$66,417	$25,875	$176,937

Net premiums earned	$79,581	$57,707	$95,031	$25,201	$69,828	$79,661	$407,009

UNDERWRITING EXPENSES
Losses and loss expenses	$79,069	$123,059	$37,884	$17,437	$33,772	$95,139	$386,360
Acquisition expenses	26,363	7,248	27,432	2,002	3,522	11,921	78,488
General and administrative expenses	4,984	4,214	7,567	2,826	7,554	4,717	31,862
Other underwriting expenses	1,467	6,956	(2,214)	—	—	85	6,294

Total expenses	111,883	141,477	70,669	22,265	44,848	111,862	503,004

UNDERWRITING (LOSS) INCOME	($32,302)	($83,770)	$24,362	$2,936	$24,980	($32,201)	($95,995)

GAAP RATIOS
Loss ratio	99.4%	213.2%	39.9%	69.2%	48.4%	119.4%	94.9%
Acquisition expense ratio	33.1%	12.6%	28.9%	7.9%	5.0%	15.0%	19.3%
General and administrative expense ratio	6.3%	7.3%	8.0%	11.2%	10.8%	5.9%	7.8%

Combined ratio	138.8%	233.1%	76.8%	88.3%	64.2%	140.3%	122.0%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$20,626	$18,169	$51,588	$25,694	$72,679	$25,032	$213,788

Net premiums written	$20,622	$18,168	$51,367	$16,068	$66,417	$25,451	$198,093

Net premiums earned	$91,411	$60,390	$113,830	$25,201	$69,828	$80,784	$441,444

UNDERWRITING EXPENSES
Losses and loss expenses	$91,697	$131,679	$49,216	$17,437	$33,772	$96,128	$419,929
Acquisition expenses	28,362	7,852	33,633	2,002	3,522	12,322	87,693
General and administrative expenses	4,984	4,214	7,567	2,826	7,554	4,717	31,862

Total expenses	125,043	143,745	90,416	22,265	44,848	113,167	539,484

UNDERWRITING (LOSS) INCOME	($33,632)	($83,355)	$23,414	$2,936	$24,980	($32,383)	($98,040)

GAAP RATIOS
Loss ratio	100.3%	218.0%	43.2%	69.2%	48.4%	119.0%	95.1%
Acquisition expense ratio	31.0%	13.0%	29.5%	7.9%	5.0%	15.3%	19.9%
General and administrative expense ratio	5.5%	7.0%	6.6%	11.2%	10.8%	5.8%	7.2%

Combined ratio	136.8%	238.0%	79.3%	88.3%	64.2%	140.1%	122.2%

7

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE YEAR ENDED DECEMBER 31, 2005

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$312,619	$239,834	$363,129	$112,736	$308,695	$331,864	$1,668,877

Net premiums written	$311,277	$235,969	$357,829	$91,774	$295,878	$326,622	$1,619,349

Net premiums earned	$386,586	$247,414	$411,674	$103,710	$260,464	$313,846	$1,723,694

UNDERWRITING EXPENSES
Losses and loss expenses	$413,114	$310,356	$248,100	$185,075	$158,501	$335,797	$1,650,943
Acquisition expenses	110,853	29,463	107,355	11,114	14,752	56,155	329,692
General and administrative expenses	28,213	21,109	34,733	11,699	25,905	26,377	148,036
Other underwriting expenses	1,742	6,956	(3,309)	—	—	(47)	5,342

Total expenses	553,922	367,884	386,879	207,888	199,158	418,282	2,134,013

UNDERWRITING (LOSS) INCOME	($167,336)	($120,470)	$24,795	($104,178)	$61,306	($104,436)	($410,319)

GAAP RATIOS
Loss ratio	106.9%	125.4%	60.3%	178.5%	60.9%	107.0%	95.8%
Acquisition expense ratio	28.7%	11.9%	26.1%	10.7%	5.7%	17.9%	19.1%
General and administrative expense ratio	7.3%	8.5%	8.4%	11.3%	9.9%	8.4%	8.6%

Combined ratio	142.9%	145.8%	94.8%	200.5%	76.5%	133.3%	123.5%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$361,859	$250,469	$436,027	$112,736	$308,695	$342,382	$1,812,168

Net premiums written	$360,517	$246,604	$430,727	$91,774	$295,878	$337,140	$1,762,640

Net premiums earned	$425,035	$252,828	$445,324	$103,710	$260,464	$316,081	$1,803,442

UNDERWRITING EXPENSES
Losses and loss expenses	$442,084	$321,507	$267,454	$185,075	$158,501	$337,240	$1,711,861
Acquisition expenses	120,278	30,681	119,389	11,114	14,752	56,888	353,102
General and administrative expenses	28,213	21,109	34,733	11,699	25,905	26,377	148,036

Total expenses	590,575	373,297	421,576	207,888	199,158	420,505	2,212,999

UNDERWRITING (LOSS) INCOME	($165,540)	($120,469)	$23,748	($104,178)	$61,306	($104,424)	($409,557)

GAAP RATIOS
Loss ratio	104.0%	127.2%	60.1%	178.5%	60.9%	106.7%	94.9%
Acquisition expense ratio	28.3%	12.1%	26.8%	10.7%	5.7%	18.0%	19.6%
General and administrative expense ratio	6.6%	8.3%	7.8%	11.3%	9.9%	8.3%	8.2%

Combined ratio	138.9%	147.6%	94.7%	200.5%	76.5%	133.0%	122.7%

8

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	YEAR ENDED DEC. 31, 2005

Average common equity [a]	$1,767,499

Net premiums earned	$1,723,694
Combined ratio	123.5%
Operating margin	(23.5)%
Premium leverage	0.98	x

Implied ROAE from underwriting activity	(22.9)%

Average invested assets at amortized cost	$4,463,908
Investment leverage	2.53	x
Year to date investment income yield, pretax	4.1%

Implied ROAE from investment activity	10.2%

Implied Pre-tax Operating ROAE, for period	(12.7)%

[a]

Average equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

9

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

									Year Ended December 31,

	1Q 2005		2Q 2005		3Q 2005		4Q 2005		2005		2004

Average total equity [a]	$1,872,548		$1,934,883		$1,772,610		$1,715,319		$1,867,499		$1,753,635

Net premiums earned	$437,598		$437,921		441,166		$407,009		$1,723,694		$1,632,600

Operating leverage	0.23	x	0.23	x	0.25	x	0.24	x	0.92	x	0.93	x

Annualized operating leverage	0.93	x	0.91	x	1.00	x	0.95	x	0.92	x	0.93	x

Avg. invested assets at amortized cost	$4,009,987		$4,187,712		4,397,080		$4,750,427		$4,463,908		$3,277,276

Investment leverage	2.14	x	2.16	x	2.48	x	2.77	x	2.39	x	1.87	x

[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and includes the $200 million liquidation value of the preferred shares.

10

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2005

Type of Investment	Fair Value	Percentage

Cash and equivalents [a]	$468,639	9.5%
U.S. government and agencies	990,673	20.0%
Corporate securities	681,096	13.7%
Foreign government	229,303	4.6%
Municipals	—	—
Asset-backed securities	595,788	12.0%
Mortgage-backed securities	1,826,479	36.9%
Investments in other ventures	161,883	3.3%

Total	$4,953,861	100.0%

Ratings	Fair Value	Percentage

U.S. Government and agencies	$990,673	20.0%
AAA/Aaa	3,189,874	64.4%
AA/Aa	210,779	4.2%
A/A	400,652	8.1%
BBB and below	—	—
Investments in other ventures/Not rated	161,883	3.3%

Total	$4,953,861	100.0%

Performance	December 31, 2005

Annualized yield, year to date [b]	4.0%
Duration [c]	2.72

Investment Income	Quarter Ended March 31, 2005	Quarter Ended June 30, 2005	Quarter Ended Sept. 30, 2005	Quarter Ended December 31, 2005

Income from investments in other ventures	$3,749	$168	$6,611	$2,818
Total net investment income	$40,011	$39,696	$49,494	$51,774

Note:	[a]	Cash and equivalents are shown net of investments pending settlement.

	[b]	Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments

	[c]	Duration excludes investments in other ventures

11

ENDURANCE SPECIALTY HOLDINGS LTD.
PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

	1Q 2005	2Q 2005	3Q 2005	4Q 2005

Unrealized holding gains (losses) on investments, period end	($31,797)	$14,519	($30,242)	($44,039)

Operating cash flow	$220,080	$252,105	$262,717	$68,543

12

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER	QUARTER	QUARTER	QUARTER	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31, 2005	JUNE 30, 2005	SEPT. 30, 2005	DEC. 31, 2005	DEC. 31, 2005

Incurred related to:
Current year	$297,060	$256,664	$808,484	$451,197	$1,813,405
Prior years	(46,001)	(27,748)	(23,876)	(64,837)	(162,462)

Total incurred	251,059	228,916	784,608	386,360	1,650,943

Paid related to:
Current year	($3,021)	($14,025)	($26,678)	($229,008)	($272,732)
Prior years	(86,769)	(94,706)	(68,658)	(57,124)	(307,257)

Total paid	(89,790)	(108,731)	(95,336)	(286,132)	(579,989)

13

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company	Deposit Accounting Adjustment [a]	Reported Totals

AT DECEMBER 31, 2005
Case reserves	$332,001	$173,984	$140,986	$150,267	$9,083	$225,747	$1,032,068	($13,576)	$1,018,492
Total reserves	$563,723	$219,453	$690,548	$211,591	$459,178	$505,722	$2,650,215	($46,625)	$2,603,590

Case reserves / Total reserves	58.9%	79.3%	20.4%	71.0%	2.0%	44.6%	38.9%	29.1%	39.1%

IBNR / Total reserves	41.1%	20.7%	79.6%	29.0%	98.0%	55.4%	61.1%	70.9%	60.9%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

14

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED		YEAR ENDED
		DECEMBER 31,		DECEMBER 31,

		2005	2004	2005	2004

DILUTIVE SHARES OUTSTANDING:	Average market price per share	$34.37	$33.03	$35.92	$33.70

AS REPORTED	Basic weighted average common shares outstanding	65,952	61,684	62,029	62,781

	Add: weighted ave. unvested restricted share units	679	—	636	—
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$12,482	$15,250	$12,482	$15,250
	Less: restricted share units bought back via treasury method	(679)	—	(636)	—

	Add: weighted ave. dilutive warrants outstanding	7,202	7,238	7,202	7,242
	Weighted average exercise price per share	$17.87	$18.87	$17.87	$18.87
	Less: warrants bought back via treasury method	(7,202)	(4,136)	(7,202)	(4,055)

	Add: weighted ave. dilutive options outstanding	3,128	3,194	3,179	3,305
	Weighted average exercise price per share	$18.45	$19.15	$18.46	$19.86
	Proceeds from unrecognized option expense	$365	$1,427	$365	$1,427
	Less: options bought back via treasury method	(3,128)	(1,895)	(3,179)	(1,990)

	Weighted average dilutive shares outstanding	65,952	66,086	62,029	67,283

Note:

Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

15

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTER ENDED		YEAR ENDED
	DECEMBER 31,		DECEMBER 31,

	2005	2004	2005	2004

Net (loss) income before preferred dividends	($49,771)	$113,108	($220,484)	$355,584
Add (Less) after-tax items:
Net foreign exchange losses (gains)	1,692	(3,824)	4,704	(1,238)
Net realized losses (gains) on investments	3,098	(847)	7,459	(5,903)

Operating (loss) income before preferred dividends	(44,981)	108,437	(208,321)	348,443
Preferred dividends	(2,720)	—	(2,720)	—

Operating (loss) income available to common shareholders	($47,701)	$108,437	($211,041)	$348,443

Weighted average common shares outstanding
Basic	65,952	61,684	62,029	62,781
Dilutive	65,952	66,086	62,029	67,283

Basic per share data
Net (loss) income per common share	($0.80)	$1.83	($3.60)	$5.66
Add (Less) after-tax items:
Net foreign exchange (gains) losses	0.03	(0.06)	0.08	(0.02)
Net realized losses (gains) on investments	0.05	(0.01)	0.12	(0.09)

Operating (loss) income per common share	($0.72)	$1.76	($3.40)	$5.55

Diluted per share data
Net (loss) income per common share	($0.80)	$1.71	($3.60)	$5.28
Add (Less) after-tax items:
Net foreign exchange (gains) losses	0.03	(0.06)	0.08	(0.02)
Net realized losses (gains) on investments	0.05	(0.01)	0.12	(0.09)

Operating (loss) income per common share	($0.72)	$1.64	($3.40)	$5.18

16

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE COMMON SHARES SENSITIVITY ANALYSIS

DILUTIVE COMMON SHARES OUSTANDING

Market Price per Share

$30.00	$31.00	$32.00	$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00

71,164	71,363	71,550	71,726	71,891	72,047	72,195	72,334	72,466	72,591	72,710

17

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER COMMON SHARE

		DECEMBER 31,

		2005	2004

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$35.85	$34.20
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	66,413	61,473

	Add: unvested restricted share units	652	596

	Add: dilutive warrants outstanding	7,202	7,202
	Weighted average exercise price per share	$17.87	$18.87

	Add: dilutive options outstanding	3,081	3,204
	Weighted average exercise price per share	$18.45	$18.91

	Book Value [c]	$1,672,543	$1,862,455
	Add: proceeds from converted warrants	128,706	135,908
	Add: proceeds from converted options	56,845	60,582

	Pro forma book value	$1,858,094	$2,058,945

	Dilutive shares outstanding	77,349	72,475

	Basic book value per common share	$25.18	$30.30
	Diluted book value per common share	$24.02	$28.41

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$35.85	$34.20
TREASURY STOCK METHOD	Basic common shares outstanding [b]	66,413	61,473

	Add: unvested restricted share units	652	596

	Add: dilutive warrants outstanding	7,202	7,202
	Weighted average exercise price per share	$17.87	$18.87
	Less: warrants bought back via treasury method	(3,590)	(3,974)

	Add: dilutive options outstanding	3,081	3,204
	Weighted average exercise price per share	$18.45	$18.91
	Less: options bought back via treasury method	(1,586)	(1,771)

	Dilutive shares outstanding	72,173	66,729

	Basic book value per common share	$25.18	$30.30
	Diluted book value per common share	$23.17	$27.91

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

18

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	YEAR ENDED DECEMBER 31,
	2005	2004	2003	2002

Net (loss) income available to common shareholders	($223,204)	$355,584	$263,437	$102,066

Dividends paid to common shareholders	(61,695)	(50,346)	(20,505)	—

Shareholders’ equity [a]	1,672,543	1,862,455	1,644,815	1,217,500

Return on beginning equity	(12.0)%	21.6%	21.6%

Dividend payout ratio [b]	3.3%	3.1%	1.7%

Dilutive common shares outstanding	72,173	66,729	68,445	56,017

Diluted book value per common share (treasury stock method)	$23.17	$27.91	$24.03	$21.73

Change in diluted book value per common share	(17.0)%	16.1%	10.6%

Total return to common shareholders [c]	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

19

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 16 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 18 for a reconciliation of diluted book value per common share to basic book value per common share.

20